Pension Plans and Other Postretirement Benefits - Domestic and Foreign Pension and Postretirement Defined Benefit Plans (Detail) (USD $) In Thousands, unless otherwise specified	3 Months Ended
	Mar. 31, 2014		Mar. 31, 2013
Defined Benefit Plan Disclosure [Line Items]
Total net pension benefits cost	$ 16,669		$ 1,582
Pension Benefits
Defined Benefit Plan Disclosure [Line Items]
Service cost	2,841		3,642
Interest cost	8,169		7,218
Expected return on assets	(10,205)		(9,872)
Actuarial loss	15,432	[1]	0
Amortization of prior service benefit	(273)		(49)
Total net pension benefits cost	15,964		939
Postretirement Benefits
Defined Benefit Plan Disclosure [Line Items]
Service cost	54		83
Interest cost	760		688
Expected return on assets	(85)		(103)
Amortization of prior service benefit	(24)		(25)
Total net pension benefits cost	$ 705		$ 643

[1]	In connection with the announced realignment of our operating segments effective January 1, 2014, in the fourth quarter of 2013 we initiated a workforce reduction plan which will result in a reduction of approximately 230 employees worldwide. This workforce reduction triggered a net curtailment gain of approximately $0.8 million in the first quarter of 2014 for one of our U.S. defined benefit plans and our supplemental executive retirement plan (SERP). In connection with the curtailment, we were required to remeasure the related assets and obligations for these plans. As of the January 31, 2014 remeasurement date, the weighted-average discount rate for our domestic pension plans was reduced from 5.14% to 4.97%. Taking into account the discount rate reduction and actual return on plan assets through January 31, 2014, we recorded a mark-to-market actuarial loss (net of the curtailment gain) for the first quarter of 2014 of $15.4 million.